                                                                    EXHIBIT 10.7

NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                        PAGE M-1
                                                                  AUGUST 1, 1995

                           FORM OF SERVICING AGREEMENT



                               SERVICING AGREEMENT
                 Dated and effective as of ____________ 1, 1995

                                     between

                        NOMURA ASSET CAPITAL CORPORATION

                                     (Owner)

                                       and

                                   (Servicer)

                         Fixed Rate and Adjustable Rate
                           Residential Mortgage Loans

NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                        PAGE M-2
                                                                  AUGUST 1, 1995

                          FORM OF SERVICING AGREEMENT


                                TABLE OF CONTENTS


                                                                                           Page
                                                                                           ----
                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01. Representations, Warranties and Covenants of the Servicer ..........           9
Section 2.02. Representations, Warranties and Covenants of the Owner .............          10

                                  ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. Servicer to Act as Servicer ........................................          12
Section 3.02. Liquidation of Mortgage Loans ......................................          13
Section 3.03. Collection of Mortgage Loan Payments ...............................          13
Section 3 04. Establishment of Custodial Account, Deposits in Custodial Account ..          13
Section 3.05. Withdrawals From the Custodial Account .............................          15
Section 3.06. Establishment of Escrow Account; Deposits in Escrow Account ........          16
Section 3.07. Withdrawals From Escrow Account ....................................          17
Section 3.08. Payment of Taxes, Insurance and Other Charges ......................          18
Section 3.09. Transfer of Accounts ...............................................          18
Section 3.10. Maintenance of Hazard Insurance and Primary Mortgage Insurance .....          18
Section 3.11. Fidelity Bond; Errors and Omissions Insurance ......................          20
Section 3.12. Title, Management and Disposition of REO Property ..................          21
Section 3.13. Liquidation Reports ................................................          22

NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                        PAGE M-3
                                                                  AUGUST 1, 1995


                          FORM OF SERVICING AGREEMENT

                                                                                           Page
                                                                                           ----
Section 3.14. Possession of Mortgage Files by Servicer ...........................          22
Section 3.15. Superior Liens .....................................................          22

                                   ARTICLE IV
                             PAYMENTS TO THE OWNER

Section 4.01. Distributions ......................................................          24
Section 4.02. Statements to the Owner ............................................          24
Section 4.03. Advances by the Servicer ...........................................          25
Section 4.04. Additional Reports to the Owner ....................................          26

                                   ARTICLE V
                          GENERAL SERVICING PROCEDURES

Section 5.01. Assumption Agreements ..............................................          27
Section 5.02. Satisfaction of Mortgages and Release of Mortgage Files ............          27
Section 5.03. Servicing Compensation .............................................          28
Section 5.04. Annual Statement as to Compliance ..................................          28
Section 5.05. Annual Independent Public Accountants' Servicing Report ............          28
Section 5.06. Owner's Right to Examine Servicer Records ..........................          28
Section 5.07. Possession of Servicing Files ......................................          29

                                   ARTICLE VI
                       REPORTS TO BE PREPARED BY SERVICER

Section 6.01. Servicer Shall Provide Access and Information as Reasonably Required          30
Section 6.02. Financial Statements ...............................................          30

                                  ARTICLE VII
                                  THE SERVICER

Section 7.01. Indemnification; Third Party Claims ................................          31

NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                        PAGE M-4
                                                                  AUGUST 1, 1995


                          FORM OF SERVICING AGREEMENT

                                                                                           Page
                                                                                           ----
Section 7.02. Merger or Consolidation of the Servicer ............................          31
Section 7 03. Limitation on Liability of the Servicer and Others .................          32
Section 7.04. Servicer Not to Resign .............................................          32

                                  ARTICLE VIII
                                    DEFAULT

Section 8.01. Events of Default ..................................................          33
Section 8.02. Waiver of Defaults .................................................          34

                                   ARTICLE IX
                                  TERMINATION

Section 9.01. Termination ........................................................          35
Section 9.02. Termination Without Cause ..........................................          35
Section 9.03. Termination With Cause .............................................          35

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

Section 10.01. Successor to the Servicer .........................................          36
Section 10.02. Amendment .........................................................          37
Section 10 03. Recordation of Agreement ..........................................          37
Section 10.04. Duration of Agreement .............................................          37
Section 10.05. Governing Law .....................................................          37
Section 10.06. General Interpretive Principles ...................................          37
Section 10.07. Reproduction of Documents .........................................          38
Section 10.08. Notices ...........................................................          38
Section 10.09. Severability of Provisions ........................................          38
Section 10.10. No Partnership ....................................................          39

NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                        PAGE M-5
                                                                  AUGUST 1, 1995


                          FORM OF SERVICING AGREEMENT

                                                                                           Page
                                                                                           ----
Section 10.11. Execution; Successors and Assigns .................................          39
Section 10.12. Reconstitution Agreements .........................................          39

NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                        PAGE M-6
                                                                  AUGUST 1, 1995

                          FORM OF SERVICING AGREEMENT

                                    EXHIBITS

EXHIBIT A                    CONTENTS OF MORTGAGE FILES
EXHIBIT B                    CUSTODIAL ACCOUNT CERTIFICATION
EXHIBIT C                    CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT D                    ESCROW ACCOUNT CERTIFICATION
EXHIBIT E                    ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT F                    CUSTODIAL AGREEMENT
EXHIBIT G                    MORTGAGE LOAN SCHEDULE
EXHIBIT H                    FORM OF DELINQUENCY REPORT (LOAN-BY-LOAN)
EXHIBIT I                    FORM OF DELINQUENCY REPORT (AGGREGATE)
EXHIBIT J                    FORM OF STATUS DETAIL REPORT
EXHIBIT K                    FORM OF FORECLOSURE LOG
EXHIBIT L                    FORM OF FINANCIAL REPORT

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                        PAGE M-7
                                                                  AUGUST 1, 1995
                          FORM OF SERVICING AGREEMENT
--------------------------------------------------------------------------------

     This is a Servicing Agreement dated and effective as of __________1 , 1995, and is executed between Nomura Asset Capital Corporation, as Owner
(hereinafter, the "Owner") and _________________________, as servicer (the "Servicer").

     WHEREAS, the Owner is the owner of certain residential, single-family, first and second lien mortgage and deed of trust loans (the "Mortgage Loans") identified on the Mortgage Loan Schedule attached hereto, as revised from time to time; and

     WHEREAS, the Owner desires to have the Servicer service and administer the Mortgage Loans for the Owner and the Servicer desires to service and administer the Mortgage Loans for the Owner in accordance with the terms and conditions as set forth herein; and

     WHEREAS, the Owner and the Servicer wish to prescribe the management, servicing and control of the Mortgage Loans:

     THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Owner and the Servicer agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Accounting Cut-off Date": With respect to each Remittance Date, the last Business Day of the month immediately preceding the related Remittance Date.

    "Adjustment Date": With respect to each adjustable rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate may change and each annual or semi-annual anniversary of such date, or such other dates described in the related Mortgage Note as dates on which the Mortgage Interest Rate may change. The first Adjustment Date as to each adjustable rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

     "Advance": As to any Mortgage Loan, an advance made by the Servicer pursuant to Section 4.03.

     "Agreement": This Servicing Agreement, including all exhibits hereto, and all amendments hereof and supplements hereto.

     "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the related Mortgage Loan to the Owner.

     "Appraised Value": As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of organization, except in the case of a Mortgaged

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NOMURA ASSET CAPITAL                                                   EXHIBIT M
                                                                        PAGE M-8
                                                                  AUGUST 1, 1995

                          FORM OF SERVICING AGREEMENT
--------------------------------------------------------------------------------

Property securing a refinanced or modified Mortgage Loan, as to which such term shall mean either the appraised value as determined (if no appraisal is obtained) above or the appraisal value determined in an appraisal at the time of refinancing or modification, as the case may be.

     "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in ______________________ or New York, New York are authorized or obligated by law or executive order to be closed.

     "Custodial Account": The separate account or accounts created and maintained pursuant to Section 3.04.

     "Custodial Agreement". The agreement for the retention of each Mortgage Note, Mortgage, Assignment of Mortgage and other documents, which agreement is initially in the form annexed hereto as Exhibit F.

     "Custodian": The custodian under the Custodial Agreement, or its successor.

     "Customary Servicing Procedures": Procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and, in the absence of anything in this Agreement to the contrary, which are in accordance with the servicing procedures for Mortgage Backed Securities pursuant to the FNMA Selling and Servicing Guide, Special Servicing Option, under the Scheduled/Scheduled accounting and reporting method.

     "Determination Date": With respect to each Remittance Date, the second Business Day prior to such Remittance Date.

     "Due Date": The day of the month on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     "Due Period": With respect to each Remittance Date, the applicable Due Period shall be the period beginning on the second day of the month preceding the month of such Remittance Date, and ending on the first day of the month of such Remittance Date.

     "Eligible Account": Either (i) an account or accounts maintained with a depository institution acceptable to FNMA as a depository for custodial accounts at the time any amounts are held in deposit therein, the deposits of which are at all times insured by the FDIC to the limits established by such corporation, (ii) an account or accounts the deposits in which are at all times fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity. Each such account must be maintained at a banking institution rated at least "75" by IDC or C/D by Thompson Bankwatch. Eligible Accounts may bear interest.

     "Escrow Account": The separate account or accounts created and maintained pursuant to Section 3.06.

     "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgage pursuant to any Mortgage Loan.

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                        PAGE M-9
                                                                  AUGUST 1, 1995

                          FORM OF SERVICING AGREEMENT
--------------------------------------------------------------------------------

          "Event of Default": Any one of the conditions or circumstances enumerated in Section 8.01.

          "FDIC": The Federal Deposit Insurance Corporation or any successor.

          "FHLMC": The Federal Home Loan Mortgage Corporation or any successor.

          "Fidelity Bond": A fidelity bond to be obtained by the Servicer pursuant to Section 3.11.

          "FNMA": The Federal National Mortgage Association or any successor.

          "Gross Margin": With respect to each adjustable rate Mortgage Loan, the fixed amount set forth in the related Mortgage Note to be added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note, which fixed amount is used to determine the Mortgage Interest Rate for such Mortgage Loan. The Gross Margin as to each Mortgage Loan will be set forth on the Mortgage Loan Schedule.

          "Index": With respect to each adjustable rate Mortgage Loan, the index used for calculating the related Mortgage Interest Rate as set forth in the Mortgage Loan Schedule.

          "Liquidation Proceeds": Cash (other than REO Disposition Proceeds) received in connection with the liquidation of a defaulted Mortgage Loan whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale, sale of the Mortgaged Property or otherwise.

          "Loan-to-Value Ratio": With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the Appraised Value of the related Mortgaged Property.

          "Maximum Rate": With respect to each adjustable rate Mortgage Loan the amount set forth in the Mortgage Note as the maximum Mortgage Interest Rate thereunder.

          "Minimum Rate": With respect to each adjustable rate Mortgage Loan, the amount set forth in the Mortgage Note as the minimum Mortgage Interest Rate thereunder.

          "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on or first or second priority ownership interest in an estate in fee simple or a leasehold interest in real property securing a Mortgage Note.

          "Mortgage File": The items pertaining to a particular Mortgage Loan which are identified on Exhibit A hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          "Mortgage Interest Rate": With respect to any Mortgage Loan the annual rate, which in the case of adjustable rate Mortgage Loans may change from time to time, at which interest accrues on such Mortgage Loan in accordance with the provisions of the related Mortgage Note.

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-10
                                                                  AUGUST 1, 1995


                          FORM OF SERVICING AGREEMENT
--------------------------------------------------------------------------------


     "Mortgage Loan": An individual mortgage loan which is the subject of this Agreement, each mortgage loan subject to this Agreement from time to time being identified on the Mortgage Loan Schedule, including without limitation the contents of the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, insurance proceeds, condemnation proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan. To the extent applicable and as the context so permits, any and all references to "Mortgage Loan" or "Mortgage Loans" herein shall be deemed to include any Mortgage Loan that has become an REO Property.

     "Mortgage Loan Remittance Rate": As to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee Rate.

     "Mortgage Loan Schedule": The schedule of Mortgage Loans attached hereto as Exhibit G, as supplemented and amended from time to time, such schedule setting forth the information as to each Mortgage Loan in form and substance agreed to by the Servicer and the Owner.

     "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     "Mortgaged Property": The real property securing repaying of the debt evidenced by a Mortgage Note, consisting of property considered to be real estate under the law of the state in which it is located.

     "Mortgagor": The obligor or obligors on a Mortgage Note.

     "Nonrecoverable Advance": Any Advance or Servicing Advance which, in the Servicer's good faith determination, if made with respect to a Mortgage Loan would not be ultimately recoverable from any related payments or collections on, or with respect to, such Mortgage Loan, as evidenced by an Officer's Certificate detailing the reason for such determination and containing an appraisal or comparative market analysis of the value of the related Mortgaged Property.

     "Officer's Certificate": A certificate signed by the President, a Vice President, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Servicer, and delivered to the Owner as required by this Agreement.

     "Opinion of Counsel": A written opinion of counsel, who may be in-house counsel of the Servicer, reasonably acceptable to the Owner.

     "Owner": Nomura Asset Capital Corporation and its successors and assigns.

     "Periodic Rate Cap": The provision in each adjustable rate Mortgage Note that limits permissible increases and decreases in the Mortgage Interest Rate on any Adjustment Date.

     "Permitted Instruments": Any one or more of the following:

     direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-11
                                                                  AUGUST 1, 1995


                          FORM OF SERVICING AGREEMENT
--------------------------------------------------------------------------------


     repurchase of obligations (the collateral for which is held by a third party) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each of the Rating Agencies in one of its two highest long-term rating categories;

     certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company (or, in the case of the principal depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by each of the Rating Agencies in its highest short-term rating;

     commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each of the Rating Agencies in its highest short-term rating; and

     any other obligation or security acceptable to the Owner;

provided, that no such instrument shall be a Permitted Instrument if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

     "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, net of any prepayment penalty or premium thereon which is retained by the Servicer, and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     "Principal Prepayment in Full": Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     "Purchase Date": With respect to any Mortgage Loan, the date on which such Mortgage Loan was acquired by the Owner.

     "Rating Agency": Each of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Investors Service, Inc.

     "Reconstitution Agreement": As defined in Section 10.12.

     "REO Disposition": The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-12
                                                                  AUGUST 1, 1995

                          FORM OF SERVICING AGREEMENT
--------------------------------------------------------------------------------

     "REO Disposition Proceeds": All amounts received with respect to an REO Disposition pursuant to Section 3.12.

     "REO Property": A Mortgaged Property acquired by the Servicer through foreclosure, as described in Section 3.12.

     "Remittance Date": The 25th day of each month, beginning ______ 1995, or if such 25th day is not a Business Day, the immediately succeeding Business Day.

     "Servicer" _________________, or its successor in interest or any successor to the Servicer under this Agreement appointed as herein provided.

     "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations and not part of the Servicer's general and administrative expenses, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, relating to Mortgage Loans or Mortgaged Properties, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) the maintenance of hazard insurance, payment of property taxes (including tax penalties) or mortgage insurance premiums.

     "Servicing Fee": With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and REO Disposition Proceeds, to the extent permitted by
Section 3.05) of such Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.05.

     "Servicing Fee Rate": With respect to each adjustable rate Mortgage Loan ___% per annum and with respect to each fixed rate Mortgage Loan___% per annum.

     "Servicing File": With respect to each Mortgage Loan, items 10 through
45, inclusive, of the Mortgage File, including photocopies of the Mortgage Loan documents retained by the Custodian, and any other documents necessary for the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement.

     "Stated Principal Balance": As to each Mortgage Loan and as of any date,
(i) the principal balance of the Mortgage Loan at the Purchase Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

     "Sub-Servicer": As defined in Section 3.01.

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-12
                                                                  AUGUST 1, 1995

                          FORM OF SERVICING AGREEMENT
--------------------------------------------------------------------------------

                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          SECTION 2.01. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
SERVICER.

          The Servicer hereby represents and warrants to and covenants with the Owner, as of the date hereof, that:

     (a) The Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of __________ and has all licenses necessary to carry on its business as now being conducted and it or a Sub-Servicer is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification; the Servicer has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law;
          and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms:

     (b) No approval of the transactions contemplated by this Agreement from any court or governmental agency or body having jurisdiction over the Servicer is required or, if required, such approval has been or will, prior to ________, 1995, be obtained:

     (c) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

     (d) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

     (e) The Servicer does not believe, not does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement either directly or through a Sub-Servicer;

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-14
                                                                  AUGUST 1, 1995
                          FORM OF SERVICING AGREEMENT
--------------------------------------------------------------------------------

(f) The Servicer is an approved seller/servicer of mortgage loans for FNMA or FHLMC, has the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to sell and to service mortgage loans for FNMA or FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with FNMA OR FHLMC eligibility requirements or which would require notification to either FNMA or FHLMC:

(g) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transaction contemplated hereby contains any untrue statement of fact on the part of the Servicer.

(h) The collection practices to be used by the Servicer with respect to the Mortgage Loans will be legal, proper, prudent and customary in the mortgage servicing business.

(i) Each Mortgage Loan shall be serviced in accordance with the terms of the related Mortgage Note and Mortgage and in accordance with applicable laws and all interest rate adjustments shall be made in compliance with the terms of the related Mortgage Note and Mortgage and all applicable laws; and

(j) The Servicer has in effect, and shall cause to remain in effect for the duration of this Agreement, all insurance policies and fidelity bonds required to be maintained pursuant to Sections 3.10 and 3.11 hereof.

     SECTION 2.02.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OWNER.

     The Owner hereby represents and warrants to and covenants with the Servicer, as of the date hereof, that:

(a) The Owner is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted; the Owner has corporate power and authority to execute and deliver this Agreement; the execution, delivery and performance of this Agreement by the Owner and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Owner, subject to applicable law; and all requisite corporate action has been taken by the Owner to make this Agreement valid and binding upon the Owner in accordance with its terms;

(b) No approval of the transactions contemplated by this Agreement from any court or governmental agency or body having jurisdiction over the Owner is required or, if required, such approval has been or will, prior to _______, 1995, be obtained;

(c) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Owner and will not result in the breach of any term or provision of the charter or by-laws of the Owner or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Owner or its

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     property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Owner or its property is subject; and

(d) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Owner, threatened against the Owner which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Owner, or in any material impairment of the right or ability of the Owner to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken or be taken in connection with the obligations of the Owner contemplated herein, or which would materially impair the ability of the Owner to perform under the terms of this Agreement.

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-16
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                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

        SECTION 3.01.   SERVICER TO ACT AS SERVICER.

        The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans as servicer and shall have full power and authority to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.

        Consistent with the terms of this Agreement and absent specific instructions from the Owner, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the Servicer has the consent of the Owner) the Servicer may not, permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of any principal or interest, change the outstanding principal amount (except for actual payments of principal), make any future advances or extend the final maturity date on such Mortgage Loan with respect thereto. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver on behalf of itself, and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with such limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

        The Servicer may perform its servicing responsibilities through agents or independent contractors acting as sub-servicers hereunder (each, a "Sub-Servicer"), but shall not thereby be released from any of its responsibilities hereunder, and the Servicer shall diligently pursue all of its rights against such Sub-Servicer. Notwithstanding any agreement with a Sub-Servicer (a "Sub-Servicing Agreement"), any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer for any acts and omissions and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans and any other transactions or services relating to the Mortgage Loans involving the Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Owner shall have no obligations, duties or liabilities with respect to the Sub-Servicer including no obligation, duty or liability of the Owner to pay Sub-Servicer's fees and expenses. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Servicer shall pay all fees and expenses of the Sub-Servicer from its own funds, the Servicing Fee or other amounts permitted to be retained by or reimbursed to the Servicer hereunder.

        In servicing and administering the Mortgage Loans, the Servicer shall employ Customary Servicing Procedures.

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        SECTION 3.02.   LIQUIDATION OF MORTGAGE LOANS.

        In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Owner and shall not adversely affect the coverage of the related Insurance Agreement. In the event that any payment due under any Mortgage Loan remains delinquent, the Servicer shall commence foreclosure proceedings in accordance with Customary Servicing Procedures, provided that prior to commencing foreclosure proceedings, the Servicer shall notify the Owner in writing (which notice may be given via facsimile) of the Servicer's intention to so do, and the Servicer will not commence foreclosure proceedings if the Owner objects to such action within two (2) Business Days of receiving such notice. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances unless such advance would be a Nonrecoverable Advance.

        SECTION 3.03.   COLLECTION OF MORTGAGE LOAN PAYMENTS.

        Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and will take reasonable care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

        SECTION 3.04. ESTABLISHMENT OF CUSTODIAL ACCOUNT; DEPOSITS IN CUSTODIAL ACCOUNT.

        (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the "Custodial Account"), in the form of time deposit or demand accounts, which may be interest bearing, titled "_____________________ in trust for the Owner under a Servicing Agreement dated as of _________________ 1, 1995". Such Custodial Account shall be established with a commercial bank, a savings bank or a savings and loan association. In any case, the Custodial Account shall be an Eligible Account which may be drawn on by the Servicer. The creation of any Custodial Account shall be evidenced by (a) a certification in the form of Exhibit B hereto, in the case of an account established with the Servicer, or (b) a letter agreement in the form of Exhibit C hereto, in the case of an account held by a depository other than the Servicer. In either case, a copy of such certification or letter agreement shall be furnished to the Owner upon request.

        (b)     The Servicer shall deposit in the Custodial Account within two
(2) Business Days of receipt, and retain therein the following payments and collections received or made with respect to the Mortgage Loans:

        (i) all payments on account of principal, including Principal Prepayments on the Mortgage Loans;

        (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

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        (iii)   all Liquidation Proceeds and all REO Disposition Proceeds;

        (iv) all proceeds received by the Servicer under any title, hazard, primary mortgage guaranty or other insurance policy, including amounts required to be deposited pursuant to Section 3.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures;

        (v) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Customary Servicing Procedures;

        (vi) any amount required to be deposited in the Custodial Account pursuant to Sections 3.04(c), 4.01, 4.03, 5.01 and 5.02; and

        (vii) with respect to each Principal Prepayment in Full, an amount (to be paid by the Servicer out of its own funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment in Full, equals one month's interest on the amount of principal so prepaid for the month of prepayment at the applicable Mortgage Loan Remittance Rate; provided that, the Servicer's obligation to pay such amount in any one month shall be limited to the aggregate Servicing Fee received by the Servicer for such month.

        (c) The Servicer may invest the funds in the Custodial Account in Permitted Instruments, which, unless such Permitted Instruments are withdrawable on demand, shall mature not later than two (2) Business Days prior to the date on which such funds will be necessary to make withdrawals from the Custodial Account for the purposes specified in Section 3.05 (except that if such Permitted Instrument is an obligation of the institution that maintains the Custodial Account, then such Permitted Instrument shall mature not later than such withdrawal date) and shall not be sold or disposed of prior to its maturity. In the absence of any such investment, the Servicer shall hold all funds in the Custodial Account uninvested. All such Permitted Instruments shall be made in the name of the Servicer in the trust capacity in which the Custodial Account is held or its nominee. The Servicer shall receive as additional servicing compensation an amount equal to all income and gain realized from any such investment. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

        (d) The requirements in this Section 3.04 for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment charges and assumption fees need not be deposited by the Servicer in the Custodial Account.

        SECTION 3.05.   WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.

        The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

        (i) to make payments to the Owner in the amounts and in the manner provided for in Section 4.01;

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        (ii)    to reimburse itself for unreimbursed Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such Advance was made;

        (iii) to reimburse itself for unreimbursed Servicing Advances, for unreimbursed Advances and for accrued and unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, condemnation proceeds, REO Disposition Proceeds, amounts representing proceeds of insurance policies covering the related Mortgaged Property and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner;

        (iv) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 7.01;

        (v) to pay to itself any interest earned on funds deposited in the Custodial Account, such withdrawal to be made monthly not later than the Remittance Date;

        (vi) to withdraw any amounts inadvertently deposited in the Custodial Account or not required to be deposited therein; and

        (vii) to clear and terminate the Custodial Account upon the termination of this Agreement.

        On each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 4.01, the Servicer is not obligated to remit on such Remittance Date. The Servicer may use such withdrawn funds only for the purposes described in this Section 3.05.

        If after receipt and application of Liquidation Proceeds or REO Disposition Proceeds in accordance with the foregoing the Servicer has sustained an unrecovered loss in connection with a Servicing Advance or an Advance, the amount of unrecovered loss shall be reimbursed to the Servicer from amounts in the Custodial Account, or if such funds are insufficient, by payment to the Servicer by the Owner within ten (10) Business Days of the receipt of notice by such Owner of such amount. The Servicer shall reimburse itself and demand reimbursement only if the Servicer has reasonably determined that such reimbursements are in accordance with Customary Servicing Advances as evidenced by an Officer's Certificate delivered to the Owner.

        SECTION 3.06.   ESTABLISHMENT OF ESCROW ACCOUNT; DEPOSITS IN ESCROW
ACCOUNT.

        (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), in the form of time deposit or demand accounts, which may be interest bearing, titled, with respect to Escrow Payments actually held by the Servicer, "_______________________ in trust for various Mortgagors, Taxes and Insurance Escrow Funds". Such Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association. The Escrow Account shall be an Eligible Account and may be drawn on by the Servicer as provided herein. The creation of any Escrow Account shall be evidenced by (a) a certification in the form of Exhibit D hereto, in the case of an account established with the Servicer, or (b) a letter agreement in the

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form of Exhibit E hereto, in the case of an account held by a depository other than the Servicer. In either case, a copy of such certification or letter agreement shall be furnished to the Owner upon request.

          (b) The Services shall deposit in the Escrow Account within two (2) Business Days of receipt or earlier if so required by law and retain therein:
(i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only in accordance with Section 3.07 hereof. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow may not bear interest.

          (c) The Servicer may invest the funds in an Escrow Account in Permitted Instruments, which, unless such Permitted Instruments are withdrawable on demand, shall mature not later than two (2) Business Days prior to the date on which such funds will be necessary to make withdrawals from such Escrow Account for the purposes specified in Section 3.07 (except that if such Permitted Instrument is an obligation of the institution that maintains such Escrow Account, then such Permitted Instrument shall mature not later than such withdrawal date) and shall not be sold or disposed of prior to its maturity. In the absence of any such investment, the Servicer shall hold all funds in the Escrow Account uninvested. All such Permitted Instruments shall be made in the name of the Servicer in the trust capacity in which the related Escrow Account is held or its nominee. The Servicer shall receive as additional servicing compensation an amount equal to all income and gain realized from any such investment, to the extent in excess of amounts necessary to make any interest payments required to be made to the applicable Mortgagor. The amount of any losses incurred in respect of any such investment shall be deposited in the related Escrow Account by the Servicer out of its own funds immediately as realized.

          SECTION 3.07.  WITHDRAWALS FROM ESCROW ACCOUNT.

          Withdrawals from the Escrow Account shall be made by the Servicer, only (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Section
3.08 hereof with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account in accordance with the terms of the related Mortgage Loan, (e) for application to restoration or repair of the Mortgaged Property, for transfer to the Custodial Account in accordance with the terms of the related Mortgage Loan, (e) for application to restoration or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), such withdrawal to be made monthly not later than the Remittance Date, or (h) to clear and terminate the Escrow Account upon the termination of this Agreement.

          SECTION 3.08.  PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES.

          With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges

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                                                                       PAGE M-21
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which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.

          To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same of the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

          SECTION 3.09.  TRANSFER OF ACCOUNTS.

          The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution. Such transfer shall be made only upon obtaining the consent of the Owner.

          SECTION 3.10. MAINTENANCE OF HAZARD INSURANCE AND PRIMARY MORTGAGE INSURANCE.

          The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is as least equal to the lesser of (i) the full insurable value of the Mortgaged Property and (ii) the greater of (a) the outstanding principal balance owing on the Mortgage Loan and
(b) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy).

          If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan,
(ii) the full insurable value of the Mortgaged Property, or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended.

          The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgaged Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.05. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such

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                                                                       PAGE M-22
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applicable laws and regulations as shall at any time be in force and shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the amount required under the preceding paragraphs, and otherwise complies with the requirements of the preceding paragraph, the Servicer shall be deemed conclusively to have satisfied its obligations under the preceding paragraphs of this Section 3.10, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the preceding paragraphs, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraph and the amount paid under such blanket policy. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy.

     With respect to each Mortgage Loan which had a Loan-to-Value Ratio greater than 85% at origination, and with respect to each Mortgage Loan which had a Loan-to-Value Ratio between 80% and 85% at origination for which primary mortgage insurance was required by the related originator, the Servicer will maintain in full force and effect, a primary mortgage insurance policy issued by a FNMA or FHLMC approved insurer qualified to do business in the jurisdiction in which the related Mortgage Property is located which insures that portion of the Mortgage Loan as required pursuant to the Nomura Residential Non-Conforming Mortgage Loan Program. Such coverage may be terminated only if (a) the Loan-to-Value Ratio of the related Mortgage Loan has been reduced to 75% or less; (b) a request for termination of the primary mortgage insurance policy is received from the Mortgagor; (c) the Mortgage Loan has a satisfactory payment history for the twelve months preceding such termination; and (d) the Servicer obtains, at the Mortgagor's expense, an updated appraisal indicating that the loan-to-value ratio of the Mortgage Loan based on such appraisal and the then current unpaid principal balance of the Mortgage Loan is 75% or less. The Servicer will not cancel or refuse to renew any primary mortgage insurance policy in effect on the Purchase Date that is required to be kept in force under this Agreement unless a replacement primary mortgage insurance policy for such cancelled or non-renewed policy is obtained from and maintained with an insurer that is a FNMA or FHLMC approved insurer qualified to do business in the jurisdiction in which the related Mortgaged Property is located. The Servicer shall not take any action which would result in non-coverage under any applicable primary mortgage insurance policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with an assumption or substitution agreement entered into or to be entered into pursuant to Section 5.01, the Servicer shall promptly notify the insurer under the related primary mortgage insurance policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the primary mortgage insurance policy. If such primary mortgage insurance policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement primary mortgage insurance policy as provided above at the Servicer's expense. Evidence of such replacement coverage shall be forwarded to the Owner within thirty (30) days of such cancellation.

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                                                                       PAGE M-23
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          In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any primary mortgage insurance policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such actions as shall be necessary to permit recovery under any primary mortgage insurance policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.04, any amounts collected by the Servicer under any primary mortgage insurance policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.05.

          SECTION 3.11.   FIDELITY BOND; ERRORS AND OMISSIONS INSURANCE.

          The Servicer shall maintain with responsible companies, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions, failure to maintain any insurance policies required pursuant to this Agreement and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.11 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such fidelity bond and insurance policy.

          SECTION 3.12.   TITLE, MANAGEMENT AND DISPOSITION OF REO PROPERTY.

          In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer, as nominee for the Owner. The Servicer agrees to take such actions as shall be necessary to hold the Mortgaged Property in such capacity.

          The Servicer shall manage, conserve, protect and operate each REO Property solely for the purpose of its prompt disposition and sale. The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

          The Servicer shall cause to be deposited within two (2) Business Days of receipt in the Custodial Account all revenues received with respect to the conservation and disposition of each REO Property and shall be permitted to retain from such revenues funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10 hereof and the fees of any managing agent acting on behalf of the Servicer. Any disbursement related to the preservation or restoration of a Mortgaged Property in excess of $1,000 shall be made only with the written approval of the Owner.
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     The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Owner, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under this Agreement and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, within the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and a participation agreement among the Servicer and the Owner shall be entered into with respect to such purchase money mortgage.

     The disposition of REO Property shall be earned out by the Servicer only with the prior written consent of the Owner (which consent shall not be unreasonably withheld or delayed) and shall be made at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Owner. Notwithstanding the foregoing, in the event the sales price of an REO Property is at least to 90% of the list price for such property the Owner's prior written consent shall not be required. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account as soon as practical thereafter and after the expenses of such sale have been paid.

     Upon request, with respect to any REO Property, the Servicer shall furnish to the Owner a statement covering the Servicer's efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month (together with an operating statement). That statement shall be accompanied by such other information as the Owner shall reasonably request.

     SECTION 3.13   LIQUIDATION REPORTS.

     The Servicer shall submit to the Owner monthly, at the time of the remittance report required pursuant to Section 4.02, a liquidation report with respect to each Mortgaged Property sold in a foreclosure sale and not previously reported.

     SECTION 3.14.  POSSESSION OF MORTGAGE FILES BY SERVICER.

     From time to time in connection with the servicing of the Mortgage Loans hereunder, the Servicer may take possession of all or a portion of the documents relating to the Mortgage Loans as may be held by the Owner or the Custodian. Such documents shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof and the Servicer's possession of such document or documents is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only.

     SECTION 3.15.  SUPERIOR LIENS.

     With respect to each Mortgage Loan which is secured by a second lien on the related Mortgaged Property, the Servicer shall, for the protection of the Owner's interest, file (or cause to be filed) of record a request for notice of any action by a superior lienholder where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer shall also notify any superior lienholder in
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writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

          If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take such actions as are consistent with Customary Servicing Procedures to protect the interests of the Owner, and/or to preserve the security of the related Mortgage Loan. The Servicer shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien, if the Servicer determines that such Servicing Advance would maximize the net recovery to the Owner and would not be a Nonrecoverable Advance. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

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                                   ARTICLE IV

                             PAYMENTS TO THE OWNER

     SECTION 4.01.  DISTRIBUTIONS.

     On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the account designated in writing by Owner (a) all amounts on deposit in the Custodial Account as of the close of business on the preceding Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.05), together with any additional interest required to be deposited in the Custodial Account in connection with Principal Payments in Full in accordance with Section 3.04(b)(vii), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to
Section 4.03, minus (c) any amounts attributable to Principal Prepayments received after the last day of the calendar month preceding the month of the Remittance Date, which amounts shall be remitted on the following Remittance Date, and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the Due Period ending on the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

     With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time as its principal office by Chemical Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Owner on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day prior to which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

     SECTION 4.02.  STATEMENTS TO THE OWNER.

     By the tenth (10th) day of each month, or if such day is not a Business Day, the immediately succeeding Business Day, the Servicer will furnish to the Owner via its bulletin board system and by hard copy a statement setting forth the following:

          (i) the portion of the remittance that represents principal of the Mortgage Loans, separately identifying (A) monthly amortization, (B) any Principal Prepayments (other than any Principal Prepayment in Full) and
     (C) any Principal Prepayments in Full;

          (ii) the portion of the remittance that represents interest on the Mortgage Loans;

          (iii) the aggregate unpaid principal balance of the Mortgage Loans at the close of business on the related Accounting Cut-off Date;

          (iv) the portion of the remittance that represents Advances;

          (v) the number of loans and unpaid principal balance of each Mortgage Loan (a) delinquent one month, (b) delinquent two months, (c) delinquent three or more months, or (d) as to which
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     foreclosure proceedings have been commenced or which has become an REO
     Property, together with reports of Exhibits H, I, J, K and L with respect to each such loan or property, as of the last day of the immediately preceding calendar month along with copies of all problem inspection reports; and

          (vi) the trial balance reconciling the actual and scheduled balances of such Mortgage Loans.

          In addition to the foregoing, upon request of the Owner at any time, the Servicer shall prepare and deliver to the Owner a "trial balance" report showing information as reasonably requested with respect to such Mortgage Loan that is available on information systems maintained by the Servicer.

          The Servicer shall prepare and file any and all reports required by the Internal Revenue Service (the "IRS") covering Mortgagor interest payments collected by the Servicer and any other reports incident to actions taken in servicing the Mortgage Loans in accordance with IRS requirements.

          SECTION 4.03.  ADVANCES BY THE SERVICER.

          On each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date, provided that, such obligation shall cease with respect to any Mortgage Loan if the Servicer determines that such advances would be Nonrecoverable Advances. The Servicer's obligation to make such Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to the Mortgage Loan, provided, however, that such obligation shall cease if title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure.

          The Servicer shall either (i) deposit in the Custodial Account from its own funds an amount equal to the aggregate amount of such Advances, if any,
(ii) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been used by the Servicer in discharge of any such Advance or (ii) make Advances in the form of any combination of (i) or (ii) aggregating the total amount of Advances to be made. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on the related Remittance Date.

          SECTION 4.04.  ADDITIONAL REPORTS TO THE OWNER.

          On the second (2nd) and sixteenth (16th) days of each month or if such days are not Business Days, the next succeeding Business Day, the Servicer shall furnish to the Owner via its bulletin board system a "master loan tape" report showing, among other things, the actual balance of each Mortgage Loan prepared as of the close of business on the last Business Day of the preceding month and the close of business on the 15th day of such month, respectively.

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                                   ARTICLE V

                          GENERAL SERVICING PROCEDURES


          SECTION 5.01.  ASSUMPTION AGREEMENTS.

          The Servicer will use its best efforts, subject to requirements of applicable law, to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and Mortgage Note. When the Mortgaged Property has been conveyed to the Mortgagor, the Servicer will, to the extent is has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, the Servicer will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related primary insurance policy, if any. If an assumption fee is collected by the Servicer for entering into an assumption agreement, such fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, the outstanding principal amount, the Monthly Payment and the Mortgage Interest Rate of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased. If an assumption is allowed pursuant to this Section 5.01, the Servicer with the prior consent of the private mortgage guaranty insurer, if applicable, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

          SECTION 5.02.  SATISFACTION OF MORTGAGES AND RELEASE OF MORTGAGE
                         FILES.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will obtain the portion of the Mortgage File that is in the possession of the Custodian and prepare and process any required satisfaction or release of the Mortgage. The cost of recording such satisfaction or release shall be reimbursable by the Owner.

          In the event the Servicer grants a satisfaction or release of a Mortgage without either having obtained payment in full of the indebtedness secured by the Mortgage or the Owner's prior written approval, or should the Servicer otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer, upon written demand of the Owner, shall remit to the Owner the Stated Principal Balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the Mortgage Loan Remittance Rate up to the date of such remittance by deposit thereof in the Custodial Account. The Servicer shall maintain the Fidelity Bond as provided for in Section 4.11 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

          SECTION 5.03.  SERVICING COMPENSATION.

          As compensation for its services hereunder, the Servicer shall be entitled to retain from interest payments on the Mortgage Loans the applicable Servicing Fee. Additional servicing compensation in the form of assumption fees, prepayment charges or late payment charges and other incidental fees or charges shall be

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retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

          SECTION 5.04.   ANNUAL STATEMENT AS TO COMPLIANCE

          The Servicer will deliver to the Owner, on or before March 15 of each year beginning March 15, 1996, an Officers' Certificate stating that (i) the Servicer has fully complied with the provisions of Article III, (ii) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

          SECTION 5.05. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT

          On or before March 15 of each year beginning March 15, 1996, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has, with respect to the Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees or (ii) examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

          SECTION 5.06.  OWNER'S RIGHT TO EXAMINE SERVICER RECORDS

          The Owner shall have the right, at all reasonable times and as often as reasonably required to examine and audit any and all of the books, records or other information of the Servicer whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. Any out-of-pocket expenses incurred by the Servicer in connection with such audits shall be paid by the Owner.

          SECTION 5.07.  POSSESSION OF SERVICING FILES

          The ownership of each Mortgage Note, each Mortgage and the contents of each related Servicing File is hereby absolutely vested in the Owner and the ownership of all records and documents pertaining to each Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Owner.

          The portion of each Servicing File held by the Servicer in accordance with the provisions of this Agreement are and shall be held, in original or legible microfiche form, in trust by the Servicer for the benefit of the Owner. The Servicer's possession of such documents and any other Mortgage File documents which may come into the Servicer's possession shall be at the will of the Owner for the sole purpose of servicing the related Mortgage Loan and such possession by the Servicer shall be in a custodial capacity only.

          The Servicing File and the portion of each Mortgage File held by the Servicer shall be appropriately marked to clearly reflect the Owner's interest in the related Mortgage Loan.

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          The Servicer shall release its custody of any Mortgage File documents only in accordance with written instructions from the Owner, provided, however, that if such release is required as incidental to the Servicer's servicing of a Mortgage Loan, written instructions shall not be required as a condition to such release.

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                                   ARTICLE VI

                       REPORTS TO BE PREPARED BY SERVICER

        SECTION 6.01. SERVICER SHALL PROVIDE ACCESS AND INFORMATION AS REASONABLY REQUIRED.

        The Servicer shall provide to the Owner and its agents, accountants or designees, access to any documentation regarding the Mortgage Loans without charge, but only upon advance notice and reasonable request, during normal business hours and at the offices of the Servicer.

        In addition,, the Servicer shall furnish to the Owner, upon advance notice and reasonable request, during the term of this Agreement such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Owner may require. Any out-of-pocket expenses incurred by the Servicer in connection with furnishing information not generally furnished by the Servicer in its normal course of business as servicer shall be paid by the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

        SECTION 6.02. FINANCIAL STATEMENTS.

        The Servicer understands that, in connection with marketing the Mortgage Loans, the Owner may make available to any prospective owner a Consolidated Statement of Operations of the Servicer for the most recently completed three
(3) fiscal years for which such a statement is available as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Servicer will also make available any comparable interim statements to the extent any such statements have been prepared. The Servicer, if it has not already done so, agrees to promptly furnish to Owner copies of the statements specified above.

        The Servicer also agrees to make available, upon advance notice and reasonable request, to any prospective owner a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer and to permit any prospective owner to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective owner that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement and any applicable Reconstitution Agreement.

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                                   ARTICLE VII

                                  THE SERVICER

               SECTION 7.01. INDEMNIFICATION; THIRD PARTY CLAIMS.

        The Servicer agrees to indemnify and hold harmless the Owner against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer shall immediately notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume (with the consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer or the Owner in respect of such claim. The Owner shall promptly reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is directly caused by the Servicer's the failure to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

        SECTION 7.02. MERGER OR CONSOLIDATION OF THE SERVICER.

        The Servicer will keep in full effect its existence, rights and franchises, as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

        Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $15,000,000, (ii) the deposits of which are insured by the FDIC or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first mortgage loans and (ii) who is a FNMA or FHLMC approved seller/servicer in good standing.

        SECTION 7.03. LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.

        Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duty, to service the Mortgage Loans in

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accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Servicer shall be entitled to reimbursement therefor from the proceeds of the Custodial Account, except when such expenses, costs and liabilities are subject to the Servicer's indemnification hereunder.

        SECTION 7.04. SERVICER NOT TO RESIGN.

        The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that the Services duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner, which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 10.01 or, if no successor has been appointed within ninety (90) days, then on the 90th day following the date of the Servicer's resignation notice.

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                                  ARTICLE VIII

                                     DEFAULT

        SECTION 8.01. EVENTS OF DEFAULT.

        In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

        (i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

        (ii) failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement or in the Custodial Agreement which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

        (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

        (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer's property; or

        (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

        then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer, may, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof with respect to the Owner. Upon receipt by the Servicer of a second written notice from the Owner stating that it intends to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 10.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor's possession all Servicing Files, together with any other Mortgage File documents in the Servicer's possession, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor at the Servicer's sole expense. The Servicer agrees to cooperate with the 0wner and such successor in effecting the termination of the Servicer's responsibilities and

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rights hereunder with respect to the Owner, including, without limitation, the transfer of such successor for administration by it of all amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          SECTION 8.02   WAIVER OF DEFAULTS.

          The Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

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                                   ARTICLE IX

                                  TERMINATION

          SECTION 9.01.   TERMINATION.

          This Agreement shall terminate upon either: (i) the later of the distribution to the Owner of final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Servicer), or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer and the Owner in writing.

          SECTION 9.02.  TERMINATION WITHOUT CAUSE.

          The Owner may, at its sole option, terminate any rights the Servicer may have hereunder without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail as provided in Section 10.09 of this Agreement. In connection with any termination pursuant to this Section 9.02, the Servicer will cooperate with the Owner in transferring the servicing of the related Mortgage Loans.

          SECTION 9.03.  TERMINATION WITH CAUSE.

          The Owner may terminate any rights the Servicer may have hereunder with cause at any time. In connection with any termination pursuant to this
Section 9.03, the Servicer will cooperate with the Owner in transferring servicing.

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-37
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                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

          SECTION 10.01.  SUCCESSOR TO THE SERVICER.

          Prior to termination of Servicer's responsibilities and duties under this Agreement pursuant to Section 7.04, 8.01, 9.01(ii), 9.02 or 9.03, the party designated by the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the party so designated may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement without the consent of the Owner. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date hereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section or, if no successor has been appointed within ninety (90) days, then on the 90th day following the date of the Servicer's resignation or removal notice, and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article II.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or this Agreement pursuant to Section 7.04, 8.01, 9.01, 9.02 or 9.03 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

          The Servicer shall promptly deliver to the successor the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

          SECTION 10.02.  AMENDMENT.

          This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

          SECTION 10.03.  RECORDATION OF AGREEMENT.

          To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-38
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--------------------------------------------------------------------------------

any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Owner's expense, but only when such direction is accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Owner or is necessary for the administration or servicing of the Mortgage Loans.

          SECTION 10.04. DURATION OF AGREEMENT.

          This Agreement shall continue in existence and effect until terminated as herein provided.

          SECTION 10.05. GOVERNING LAW.

          This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 10.06. GENERAL INTERPRETIVE PRINCIPLES.

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d)  a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          SECTION 10.07. REPRODUCTION OF DOCUMENTS.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-39
                                                                  AUGUST 1, 1995

                          FORM OF SERVICING AGREEMENT
--------------------------------------------------------------------------------

process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          SECTION 10.08. NOTICES.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, to (a) in the case of the Servicer, _______________________ Attention ___________________, or such other address as may hereafter be furnished to the Owner in writing by the Servicer, and (b) in the case of the Owner, Nomura Asset Capital Corporation, Two World Financial Center, Building B, 21st Floor, New York, New York 10281 Attention:
Michael Fallacara, or such other address as may hereafter be furnished to the Servicer in writing by the Owner.

          SECTION 10.09. SEVERABILITY OF PROVISIONS.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good-faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          SECTION 10.10. NO PARTNERSHIP.

          Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Owner.

          SECTION 10.11. EXECUTION; SUCCESSORS AND ASSIGNS.

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 7.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns. The Owner shall have the right, without the Servicer's consent, to assign (in whole or in part), its interests under this Agreement with respect to the Mortgage Loans, or to designate in writing any one Person to exercise any rights of the Owner hereunder. Any assignee or designee of the Owner shall accede to the Owner's rights and obligations hereunder to the extent of such assignment or designation. All references to the Owner shall, with respect to the Mortgage Loans, be deemed to include its assignees or designee.

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-40
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          SECTION 10.12. RECONSTITUTION AGREEMENTS

          Upon the transfer, assignment or other conveyance of any of the Mortgage Loans (any Mortgage Loan so transferred, assigned, pledged or otherwise conveyed, a "Transferred Mortgage Loan") by the Owner to a third party, the Servicer shall, at the request of the Owner and any such third party (the "Transferee"), execute a Reconstitution Agreement, provided that such Reconstitution Agreement shall be mutually satisfactory in form and substance to the Owner, the Transferee and the Servicer in their respective sole discretion and shall be agreed upon prior to the date of transfer. For all purposes hereof, a "Reconstitution Agreement" shall be any agreement providing for the servicing of a Transferred Mortgage Loan entered into between the Servicer and the Transferee, including, without limitation, any pooling and servicing agreement, participation and servicing agreement, seller's warranties and servicing agreement or trust agreement. The Owner and third parties in addition to the Transferee may also be party to a Reconstitution Agreement. Upon entering into any Reconstitution Agreement, all of the Servicer's rights and obligations hereunder with respect to the Transferred Mortgage Loans subject to such Reconstitution Agreement shall be deemed terminated in accordance with the provisions of Section 9.02.

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NOMURA ASSET CAPITAL                                                   EXHIBIT M
                                                                       PAGE M-41
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                          FORM OF SERVICING AGREEMENT
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     IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                        ---------------------------------------,
                                        Servicer


                                        By:

                                        Name:

                                        Title:

                                        NOMURA ASSET CAPITAL CORPORATION
                                        Owner


                                        By:

                                        Name:

                                        Title:

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NOMURA ASSET CAPITAL                                                   EXHIBIT M
                                                                       PAGE M-42
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                          FORM OF SERVICING AGREEMENT
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STATE OF       )
               ) SS.
COUNTY OF      )


     On the ____ day of ______________, 1995 before me, a Notary Public in and for said State, personally appeared ___________________________ known to me to be ____________________ of _____________________, one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.



                                        ____________________________________
                                        Notary Public

                                        My Commission expires ______________

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-43
                                                                  AUGUST 1, 1995


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STATE OF   )
           ) SS.
COUNTY OF  )


          On the ____ day of ______________, 1995 before me, a Notary Public in and for said State, personally appeared _____________________ known to me to be _____________________ of _____________________, one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.




                                        _________________________________
                                        Notary Public



                                        My Commission expires ___________

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-44
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                                   EXHIBIT A

                         CONTENTS OF MORTGAGE LOAN FILE


          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items:

          The original Mortgage Note, together with any riders thereto, bearing all intervening endorsements, endorsed "Pay to the order of [__________], without recourse" and signed in the name of the Seller by an authorized officer.

          The original Assignment of Mortgage for each Mortgage Loan [in blank].

          The original of any guarantee executed in connection with the Mortgage Note.

          The original Mortgage, together with any riders thereto, with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller has not caused the original recorded Mortgage to be delivered to the Custodian because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Mortgage File shall consist of a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of either the Seller or the title insurer insuring the Mortgage stating that such Mortgage has been delivered to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

          The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any, or if such agreement has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded agreement, the Mortgage File shall include a photocopy of such agreement, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of either the Seller or the title insurer insuring the Mortgage stating that such agreement has been delivered to the appropriate public recording office for recordation and that such original recorded agreement or a copy of such agreement certified by the appropriate public recording office to be a true and complete copy of the original recorded agreement will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an agreement where a public recording office retains the original recorded agreement or in the case where an agreement is lost after recordation in a public recording office, a copy of such agreement with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded document.

          The originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-45
                                                                  AUGUST 1, 1995
                          FORM OF SERVICING AGREEMENT
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lost or if such public recording office retains the original recorded assignments of mortgage, the Mortgage File shall include a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of either the Seller or the title insurer insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

          The original or a certified copy of the mortgage title insurance policy or preliminary title insurance policy.

          The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

          The original power of attorney, if applicable, with evidence of recording thereon or if such power of attorney has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded power of attorney, the Mortgage File shall include a photocopy of such power of attorney, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of either the Seller or the title insurer insuring the Mortgage stating that such power of attorney has been delivered to the appropriate public recording office for recordation and that such original recorded power of attorney or a copy of such power of attorney certified by the appropriate public recording office to be a true and complete copy of the original recorded power of attorney will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a power of attorney where a public recording office retains the original recorded power of attorney or in the case where a power of attorney is lost after recordation in a public recording office, a copy of such power of attorney with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded power of attorney.

          Mortgage Loan Package Cover Sheet.

          Rescission Notice (if applicable).

          Borrower disclosure - i.e.

          a) Variable Rate Mortgage Loan Disclosure Statement

          b) Reg Z Truth-in-Lending Disclosure Statement

          c) RESPA Notice of Potential Servicing Transfer

          d) RESPA Good Faith Estimate

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-46
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          e) Broker Agreement (if applicable)

          HUD - 1 (RESPA).

          Itemization of origination fees financed (if applicable).

          Notice as to Requirements of Impounds/Escrow for Taxes and Insurance.

          Hazard insurance and records of premiums paid.

          Flood Certification.

          Flood insurance (if applicable) and records of premiums paid.

          Primary mortgage insurance (if applicable).

          Optional Insurance.

          Tax Service Contract Statement.

          Customer authorization for re-verification.

          IRS 4506 or IRS 8821 (if applicable); after December 10, 1994, the new version of IRS Form 4506 must be included in this sequence in place of these forms.

          The original goodbye letter.

          The loss payee change notices for Hazard and Flood.

          PMI Transfer Notice (if applicable).

          Notice of Tax Service Contract Transfer.

          Payment transaction histories (if applicable).

          Residential loan application (Form 1003).

          Credit report.

          Credit explanations.

          Title search.

          Appraisal plus original photos of subject and comparables.

          Survey of the Mortgage Property or reference to a record plat.

          If available, termite report, structural engineer's report, water. potability and septic certification.

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-47
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          VOE(s).

          Most recent paystub (wage earner).

          2 years IRS Form W2's (wage earner).

          2 years IRS Form 1040's, 1120's, 1120S's, 1065's, etc. and appropriate schedules (for self employed).

          Year-to-date income statement.

          VOM(s) or other form of verification(s) on all mortgages.

          Copy of first mortgage note and security instrument (if applicable).

          Verification of original purchase price or real estate sales contract or HUD-1 on first mortgage (if applicable).

          VOD(s) or source of funds to close.

          All other processing, underwriting and closing papers which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or service the Mortgage Loan.

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-48
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                                   EXHIBIT B

                        CUSTODIAL ACCOUNT CERTIFICATION

________ __, 1995


          __________________ (the "Servicer"), hereby certifies that it has established the account described below as a Custodial Account pursuant to
Section 3.04 of the Servicing Agreement, dated as of ____________ 1, 1995, Fixed Rate and Adjustable Rate Residential Mortgage Loans.

Title of Account:        "____________, in trust for Nomura Asset Capital
                         Corporation pursuant to a Servicing Agreement dated as of ____________ 1, 1995."

Account Number:          _________________________

Address of office or
branch of the Servicer
at which Account is
maintained:              _________________________

                         _________________________


                                        _________________________

                                        By_______________________

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-49
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                                   EXHIBIT C

                       CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                  (date)



                    To:  _________________________________
                         _________________________________
                         _________________________________
                         (the "Depository")


          As "Servicer" under the Servicing Agreement, dated as of ____________ 1, 1995 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.04 of the Agreement, to be designated as "_____________________, in trust for Nomura Asset Capital Corporation pursuant to a Servicing Agreement dated as of _________ 1, 1995". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                        _________________________


                                        By_______________________


          The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number ________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation to the maximum extent permitted under applicable law.


                                        _________________________
                                        (name of Depository)


                                        By_______________________

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-50
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                                   EXHIBIT D

                          ESCROW ACCOUNT CERTIFICATION

                               ________ __, 1995


          __________________ (the "Servicer"), hereby certifies that it has established the account described below as an Escrow Account pursuant to
Section 3.06 of the Servicing Agreement, dated as of ____________ 1, 1995, Fixed Rate and Adjustable Rate Residential Mortgage Loans.

Title of Account:        "____________, in trust for various Mortgagors, Taxes
                         and Insurance Escrow Funds."

Account Number:          _________________________

Address of office or
branch of the Servicer
at which Account is
maintained:              _________________________

                         _________________________


                                        _________________________

                                        By_______________________

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-51
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                                   EXHIBIT E

                        ESCROW ACCOUNT LETTER AGREEMENT


                                                  (date)



                    To:  _________________________________
                         _________________________________
                         _________________________________
                         (the "Depository")


          As "Servicer" under the Servicing Agreement, dated as of ____________ 1, 1995 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.06 of the Agreement, to be designated as "_____________________, in trust for various Mortgagors, Taxes and Insurance Escrow Funds." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                        _________________________


                                        By_______________________


          The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number ________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation to the maximum extent permitted under applicable law.


                                        _________________________
                                        (name of Depository)


                                        By_______________________

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-52
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                                   EXHIBIT F

                              CUSTODIAL AGREEMENT

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-53
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                                   EXHIBIT G

                             MORTGAGE LOAN SCHEDULE

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-54
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                                   EXHIBIT H

                   FORM OF DELINQUENCY REPORT (LOAN-BY-LOAN)

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-55
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                                   EXHIBIT I

                     FORM OF DELINQUENCY REPORT (AGGREGATE)

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                                                                       PAGE M-56
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                                   EXHIBIT J

                          FORM OF STATUS DETAIL REPORT

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                                                                       PAGE M-57
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                                   EXHIBIT K

                            FORM OF FORECLOSURE LOG

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE M-58
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                                   EXHIBIT L

                            FORM OF FINANCIAL REPORT

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NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT N
                                                                        PAGE N-1
                                                                  AUGUST 1, 1995

                              FORM OF CONFIRMATION
--------------------------------------------------------------------------------

[DATE]

[SELLER
ADDRESS]

Re:     Nomura Asset Capital Corporation
        Commitment Number:_______

Dear Sir:

                On the above referenced date you entered a Commitment to sell Mortgage Loans to Nomura Asset Capital Corporation ("Nomura") as follows:

                Mortgage Loan Program                           *Various
                                                                ---------------
                Principal Balance                       $
                                                         --------------
                Base Rates
                        A                               As per attached     %
                                                        ---------------------
                        A-                                                  %
                                                        ---------------------
                        B                                                   %
                                                        ---------------------
                        C                                                   %
                                                        ---------------------
                        D                                                   %
                                                        ---------------------
                Stated Purchase Price                                       %
                                                        ---------------------
                Funding Date
                                                        ---------------------
                (delivery 5 business days prior)
                Servicing                      Retained             Released
                                         ------               ------

                The terms of this Commitment are governed by the Purchasing/Servicing Agreement in effect between you and Nomura. The Purchase Price of the Mortgage Loans delivered by you under this Commitment shall be calculated based on the above Base Rates, Stated Purchase Prices and the buy-up and buy-down ratios, Rate Adjustments and Price Adjustments attached to this letter as Appendix A.

                Please indicate your acceptance of the terms of this Commitment by signing a copy of this letter in the space provided therefore and returning the signed copy to Nomura.

                                        NOMURA ASSET CAPITAL CORPORATION

                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------
AGREED AND ACCEPTED:
[SELLER NAME]

By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                        PAGE R-1
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------


                              CUSTODIAL AGREEMENT


                                  by and among


                       NOMURA ASSET CAPITAL CORPORATION,
                                   Purchaser


                                      and


                       [________________________] Company


                                      and


                             LASALLE NATIONAL BANK,
                                   Custodian


                           Dated as of _____ 1, 1995


                 Fixed Rate and Adjustable Rate Mortgage Loans

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                        PAGE R-2
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  Definitions                                                       1

SECTION 2.  Delivery of Custodial Files                                       4

SECTION 3.  Certification and Trust Receipt of Custodian                      4

SECTION 4.  Obligations of the Custodian                                      5

SECTION 5.  Custodian to Cooperate                                            5

SECTION 6.  Future Defects                                                    5

SECTION 7.  Release for Servicing                                             5

SECTION 8.  Limitation on Release                                             6

SECTION 9.  Release for Payment                                               6

SECTION 10. Fees of Custodian                                                 6

SECTION 11. Removal of Custodian                                              6

SECTION 12. Transfer of Custodial Files Upon Termination                      7

SECTION 13. Examination of Custodial Files                                    7

SECTION 14. Insurance of Custodian                                            7

SECTION 15. Counterparts                                                      7

SECTION 16. Periodic Statements                                               7

SECTION 17. Governing Law                                                     8

SECTION 18. Copies of Mortgage Documents                                      8

SECTION 19. No Adverse Interest of Custodian                                  8

SECTION 20. Termination by Custodian                                          8

SECTION 21. Term of Agreement                                                 8

SECTION 22. Notices                                                           8

SECTION 23. Successors and Assigns                                            9

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                        PAGE R-3
                                                                  AUGUST 1, 1995
                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

SECTION 24.    Indemnification of Custodian                                9

SECTION 25.    Reliance of Custodian                                       9

SECTION 26.    Transmission of Custodial Files                             9

SECTION 27.    Authorized Representatives                                  10

SECTION 28.    Amendments: Entire Agreement                                10

SECTION 29.    Reproduction of Documents                                   10

SECTION 30.    No Assignment or Delegation by Custodian                    11

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                        PAGE R-4
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

EXHIBIT 1      CONTENTS OF EACH CUSTODIAL FILE

EXHIBIT 2      FORM OF CERTIFICATION

EXHIBIT 3      FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

EXHIBIT 4      AUTHORIZED REPRESENTATIVES OF COMPANY

EXHIBIT 5      AUTHORIZED REPRESENTATIVES OF CUSTODIAN

EXHIBIT 6      AUTHORIZED REPRESENTATIVES OF PURCHASER

EXHIBIT 7      FORM OF OPINION OF COUNSEL OF CUSTODIAN

EXHIBIT 8      FORM OF TRUST RECEIPT

EXHIBIT 9      SERVICING AGREEMENT

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                        PAGE R-5
                                                                  AUGUST 1, 1995
                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

          THIS CUSTODIAL AGREEMENT, dated as of _____ 1, 1995, is by and among Nomura Asset Capital Corporation, a Delaware corporation, having an address at Two World Financial Center, Building B, New York, New York 10281-1198 (the "Purchaser"), ___________________ having an office at ________________________
(the "Company"), and LaSalle National Bank, a national banking association chartered under the laws of the United States, having an address at 135 South LaSalle Street, Suite 200, Chicago, Illinois 60603 (the "Custodian");

                              W I T N E S S E T H

          WHEREAS, the Purchaser has agreed to purchase certain mortgage loans (each a "Mortgage Loan"), from time to time, as whole loans, from the Company pursuant to its Non-Conforming Residential Mortgage Loan Conduit (the "Conduit").

          WHEREAS, the Company is to service the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement, of even date herewith, between the Purchaser and the Company (the "Servicing Agreement").

          WHEREAS, the Custodian is a national banking association chartered under the laws of the United States of America by the Comptroller of the Currency, and is otherwise to act as Custodian pursuant to this Agreement. The Purchaser desires to have the Custodian take possession from time to time of the Mortgages and Mortgage Notes, along with certain other documents specified herein, as the custodian of the Purchaser its successors and assigns, on various delivery dates (each, a "Delivery Date"), in accordance with the terms and conditions of this Agreement.

          NOW THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

          Section 1.  Definitions.

          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Servicing Agreement, a copy of which is attached hereto as Exhibit 9.

          Agreement: This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

          Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

          Authorized Representative:  As defined in Section 27 hereof.

          Business Day: Any day excluding Saturday, Sunday and any day on which banks located in the State of ______________, ______________ or New York are authorized or obligated by law or executive order to be closed.

          Certification: A certification as to each Mortgaged Loan, which certification is delivered to the Purchaser by the Custodian in the form annexed hereto as Exhibit 2.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                        PAGE R-6
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

          Closing Date: The date or dates on which the Purchaser from time to time shall purchase, and the Company from time to time shall sell to the Purchaser, Mortgage Loans.

          Company: ___________________________, or its successor in interest or assigns, or any successor to the Company under the Servicing Agreement as therein provided.

          Custodian: LaSalle National Bank, or its successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

          Custodial File: As to each Mortgage Loan, the mortgage loan documents which are delivered to the Custodian on or prior to the related Closing Date as specified on Exhibit 1 hereto.

          Delivery Date: As to each Mortgage Loan, the date on which the Custodial File related to a Mortgage Loan is delivered to the Custodian.

          Mortgage: The mortgage, deed of trust or other instrument creating a valid and enforceable first or second lien on the Mortgage Property securing the Mortgage Note.

          Mortgage Loan Package: The Mortgage Loans to be purchased by the Purchaser on a Closing Date.

          Mortgage Loan Schedule: The schedule of Mortgage Loans for the Mortgage Loan Package delivered on the related Delivery Date by the Seller to the Custodian, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of residential dwelling constituting the Mortgaged Property; (6) the original months to maturity; (7) the original date of the Mortgage; (8) the Loan-to-Value
Ratio at origination; (9) the Mortgage Interest Rate in effect immediately following the Cut-off Date; (10) the date on which the first Monthly Payment was due on the Mortgage Loan; (11) the stated maturity date; (12) the amount of the Monthly Payment at origination; (13) the amount of the Monthly Payment as of the Cut-off Date; (14) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (15) the original principal amount of the Mortgage Loan; (16) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (17) the first Adjustment Date with respect to each Adjustable Rate Mortgage Loan; (18) the Gross Margin with respect to each Adjustable Rate Mortgage Loan; (19) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (20) the Maximum Mortgage Interest Rate under the terms of the Mortgage Note with respect to each Adjustable Rate Mortgage Loan; (21) the Minimum Mortgage Interest Rate under the terms of the Mortgage Note with respect to each Adjustable Rate Mortgage Loan; (22) the Mortgage Interest Rate at origination; (23) the Periodic Rate Cap with respect to each Adjustable Rate Mortgage Loan; (24) a code indicating the documentation style (i.e. full, alternative or reduced); (25) the Primary Insurance Policy number, if any, which number (or an additional code) shall identify the applicable Primary Insurance Policy provider; (26) the first Adjustment Date immediately following the Cut-off Date with respect to each Adjustable Rate Mortgage Loan; (27) the Index with respect to each Adjustable Rate Mortgage Loan; (28) the Appraised Value of the Mortgaged Property; (29) the sale price of the Mortgaged Property, if applicable; (30) the Servicing Fee; and (31) the Periodic Rate Cap with respect to the initial Adjustment Date with respect to each Adjustable Rate Mortgage

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                        PAGE R-7
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

Loan. With respect to the Mortgage Loan Package in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:
(1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

     Mortgage Loans: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note consisting of a single contiguous parcel of real property improved by a one- to four- family dwelling held either as a fee simple interest or, in markets for which leaseholds are accepted, a leasehold estate in the underlying property that extends at least five (5) years beyond the longer of the term of the related Mortgage and the amortization period of the related Mortgage.

     Officer's Certificate: A certificate signed by (i) an officer (authorized to sign an Officer's Certificate) of the Company or the Purchaser or (ii) an officer from the appropriate records depository for the jurisdiction where the respective Mortgaged Property is located. (The text of any particular Officer's Certificate may be printed or stamped upon or attached to a document constituting a portion of a Custodial File and the signature of an officer authorized to sign an Officer's Certificate may be either a facsimile or other reproduction thereof.)

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by the Servicing Agreement with respect to certain Mortgage Loans.

     Purchaser: Nomura Asset Capital Corporation, or its successor in interest or assigns.

     Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by FNMA and FHLMC and whose claims paying ability is rated in one of the two highest rating categories by the Standard & Poor's Rating Group and Moody's Investors Service, Inc. with respect to primary mortgage insurance and in one of the two highest rating categories by Best's with respect to hazard and flood insurance.

     Trust Receipt: A trust receipt delivered by the Custodian to the Purchaser in the form attached hereto as Exhibit 8.

     Trust Receipt Schedule: The list of Mortgage Loans attached from time to time to a Trust Receipt in the form requested by the Purchaser.

     Section 2. Delivery of Custodial Files.

     The Company will deliver at least five (5) Business Days prior to the related Closing Date the documents listed in Exhibit 1 hereto pertaining to each of the Mortgage Loans to be purchased on such

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                        PAGE R-8
                                                                  AUGUST 1, 1995


                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------


Closing Date. Such documents so delivered by the Company shall be released by the Company to the Custodian for the benefit of the Purchaser on the related Closing Date.

          From time to time, the Company shall forward to the Custodian additional original documents as such documents are returned from the applicable recording offices and any other documents required to be delivered to the Custodian pursuant to the Conduit guidelines. In addition, the Company shall forward to the Custodian additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the Company in accordance with the terms of the Servicing Agreement. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File."

          With respect to any bulk purchase of Mortgage Loans, the Purchaser shall deliver or cause to be delivered to the Custodian a Mortgage Loan Schedule.

          Section 3. Certification and Trust Receipt of the Custodian.

          The Custodian shall deliver to the Purchaser a Certification in the form of Exhibit 2 hereto within twenty-four (24) hours after each Delivery Date, provided, however, that if the Custodian receives the Custodial Files after 12:00 p.m. New York City time on a Delivery Date, the Custodian shall have forty-eight (48) hours to deliver the related Certification. On the initial Closing Date the Custodian shall deliver to the Purchaser a Trust Receipt in the form of Exhibit 8 hereto. On each subsequent Closing Date the Custodian shall deliver to the Purchaser a new Trust Receipt Schedule dated the Closing Date and signed by an Authorized Representative of the Custodian. The delivery of a dated and signed new Trust Receipt Schedule by the Custodian to the Purchaser shall render the old Trust Receipt Schedule null and void.

          Upon the written direction of the Purchaser, the Custodian shall deliver all or any portion of the related Custodial Files held by it to the Purchaser, or to such other party designated by the Purchaser in such written direction, and to the place indicated in any such written direction. If such delivery is for less than all of the Custodial Files held by the Custodian with respect to a Trust Receipt, the Custodian shall deliver to the Purchaser a new Trust Receipt Schedule with respect to the related Custodial Files retained by the Custodian. In addition, upon receipt by the Custodian of a written notification from the Purchaser that the Purchaser has sold all or a portion of the Mortgage Loans relating to a Trust Receipt, which notification shall state the name and address of the purchaser and the date of sale for such Mortgage Loans, the Custodian shall change its records to reflect that the purchaser of such Mortgage Loans from the Purchaser (the "Subsequent Purchaser") is the owner of such Mortgage Loans and the related Custodial Files and shall, upon the direction of the Purchaser, either deliver the applicable Custodial Files to such Subsequent Purchaser or issue a Trust Receipt in the name of such Subsequent Purchaser. The Custodian shall deliver to the Purchaser a new Trust Receipt Schedule reflecting all of the Mortgage Loans with respect to which the Custodian shall continue to hold the related Custodial Files on behalf of the Purchaser. Any Subsequent Purchaser of a Mortgage Loan to whom a Trust Receipt has been delivered shall succeed to all the rights and obligations of the Purchaser under this Agreement, including the obligation to pay the Custodian's fees and expenses, with respect to the such Mortgage Loan and the related Custodial Files. The Purchaser shall give the Custodian at least one (1) Business Day's notice prior to the sale of any or all of the Mortgage Loans. In addition, the Purchaser shall give the Custodian such notice as is from time-to-time agreed upon between the Purchaser and the Custodian prior to requesting the shipping of any or all of the Custodial Files.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                        PAGE R-9
                                                                  AUGUST 1, 1995
                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

     Section 4.  Obligations of Custodian.

     With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Purchaser exclusively. On and after the Closing Date, the Custodian shall hold all mortgage documents received by it constituting the Custodial File for the exclusive use and benefit of the Purchaser, and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by the Purchaser. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Custodial File in secure and fire-resistant facilities in accordance with customary standards for such custody. The Custodian shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, adequacy, recordability, title or genuineness of any document in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

     Section 5. Custodian to Cooperate.

     From time to time and as appropriate in the servicing of the Mortgage Loans, the Custodian shall cooperate with the Company's reasonable requests.

     Section 6. Future Defects.

     During the term of this Agreement, if the Custodian discovers any defect with respect to a Custodial File, the Custodian shall give prompt written notice of such defect to the Purchaser. The Purchaser, or its designee, shall be solely responsible for providing each and every document required for the Custodial File to the Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing the Company or any other Person to do so or notifying any Person that any such action has or has not been taken (except to the extent of noting any existing defects as provided herein).

     Section 7. Release for Servicing.

     From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby authorized, upon written receipt from an Authorized Representative of the Company of a request for release of documents and receipt in the form annexed hereto as Exhibit 3, to release to the Company the related Custodial File or the documents set forth in such request and receipt to the Company. All documents so released to the Company shall be held by the Company in trust for the benefit of the Purchaser in accordance with the terms of the Servicing Agreement. The Company shall return to the Custodian the Custodial File or other such documents when the Company's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from an Authorized Representative of the Company to the Custodian in the form annexed hereto as Exhibit 3, the Company's request and receipt submitted pursuant to the first sentence of this Section 7 shall be released by the Custodian to the Company.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-10
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

          Section 8. Limitation on Release.

          The foregoing provision respecting release to the Company of the Custodial Files and documents by the Custodian upon request by the Company shall be operative only to the extent that at any time the Custodian shall not have released to the Company active Custodial Files or documents (including those requested) pertaining to more than 10 percent (10%) of the Mortgage Loans, by aggregate outstanding principal balance, at the time being serviced by the Company under the Servicing Agreement. Any additional Custodial Files or documents requested to be released by the Company may be released only upon written authorization of the Purchaser. The limitations of this paragraph shall not apply to the release of Custodial Files to the Company under Section 9 below.

          Section 9. Release for Payment.

          Upon the repurchase or rejection of any Mortgage Loan pursuant to
Section 7 of the Servicing Agreement, or upon the payment in full of any Mortgage Loan, and upon receipt by the Custodian of the Company's request for release of documents and receipt in the form annexed hereto as Exhibit 3 (which certification by the Company shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Custodial Account as provided in the Servicing Agreement), the Custodian shall promptly release the related Custodial File to the Company.

          Section 10. Fees of Custodian.

          The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Purchaser. All fees and expenses of the Custodian in connection with this Agreement shall be borne solely by the Purchaser.

          Section 11. Removal of Custodian.

          The Purchaser, with or without cause, may (i) require the Custodian to complete the endorsements on the Mortgage Notes and to complete the Assignments of Mortgage, and/or (ii) upon at least thirty (30) days' notice remove and discharge the Custodian from the performance of its duties under this Agreement by written notice from the Purchaser to the Custodian, with a copy to the Company. Having given notice of such removal, the Purchaser promptly (and in any event within thirty (30) days after notice of removal is given) shall appoint a successor Custodian to act on behalf of the Purchaser by written instrument, one (1) original counterpart of which instrument shall be delivered to the Purchaser, with a copy to the Company and an original to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Agreement, and shall assign the Mortgages and endorse the Mortgage Notes as directed by the Purchaser if the endorsement on the Mortgage Notes and the Assignments of Mortgages have been completed in the name of the Custodian; provided, that if no successor custodian shall have been appointed within thirty (30) days after notice of removal has been given, the Custodian shall deliver all of the Custodial Files to the Purchaser upon the expiration of such thirty (30) day period, and shall assign the Mortgages and endorse the Mortgage Notes to the Purchaser if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of Custodian. In the event of any such appointment, the Purchaser shall be responsible for the fees and expenses of the existing and successor custodian.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-11
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

          Section 12. Transfer of Custodial Files Upon Termination.

          If the Custodian is furnished with written notice from the Purchaser that the Servicing Agreement has been terminated as to any or all of the Mortgage Loans, upon written request of the Purchaser, the Custodian shall release to such persons as the Purchaser shall designate, the Custodial Files relating to such Mortgage Loans as the Purchaser shall request, and shall assign the Mortgages and endorse the Mortgage Notes as directed by the Purchaser.

          Section 13. Examination of Custodial Files.

          Upon reasonable prior notice to the Custodian, the Purchaser and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

          Section 14. Insurance of Custodian.

          At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect a blanket fidelity bond, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by FNMA in the FNMA Mortgage-Backed Securities Selling and Servicing Guide. A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to the Purchaser, upon request, containing the statement of the insurer or endorsement evidencing that such insurance shall not terminate prior to receipt by the Purchaser, by registered mail, of 30 days' prior written notice thereof.

          Section 15. Counterparts.

          For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

          Section 16. Periodic Statements.

          On the fifth Business Day of each month, and at such other times as the Purchaser may reasonably request, the Custodian shall provide to the Purchaser a list of all the Mortgage Loans for which the Custodian holds a Custodial File showing all documents which are either in the Custodian's possession, missing, defective or not yet returned from the appropriate recording office pursuant to this Agreement. In addition, on the fifth Business Day of each month, and at such other times as the Purchaser may reasonably request, the Custodian shall provide to the Purchaser a list of all Custodial Files released by the Custodian to the Company and the reason for such release. All such reports shall be in a form reasonably acceptable to the Purchaser.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-12
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

     Section 17. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 18. Copies of Mortgage Documents.

     Upon the request of the Purchaser and at the cost and expense of the Purchaser, the Custodian shall provide the Purchaser with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents relating to one or more of the Mortgage Loans.

     Section 19. No Adverse Interest of Custodian.

     By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

     Section 20. Termination by Custodian.

     The Custodian may terminate its obligations under this Agreement upon at least sixty (60) days' prior written notice to the Company and the Purchaser. In the event of such termination, the Purchaser shall appoint a successor Custodian. The payment of such successor Custodian's fees and expenses shall be solely the responsibility of the Purchaser. Upon such announcement, the Custodian shall promptly transfer, at the Custodian's sole expense, to the successor Custodian, as directed, all Custodial Files being administered under this Agreement, and shall assign the Mortgages and endorse the Mortgage Notes as directed by the Purchaser, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian.

     Section 21. Term of Agreement.

     Unless terminated pursuant to Section 11 or Section 20 hereof, this Agreement shall terminate upon the final payment or other liquidation of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Purchaser under the Servicing Agreement. In such event all documents remaining in the Custodial Files shall be released in accordance with the written instructions of Purchaser.

     Section 22. Notices.

     All demands, notices and communications hereunder shall be in writing (including, without limitation, facsimile transmissions) and shall be deemed to have been duly given when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-13
                                                                  AUGUST 1, 1995
                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

     Section 23. Successors and Assigns.

     This Agreement shall inure to the benefit of the successors and assigns of the parties hereto; provided, that this Agreement may not be assigned in whole or in part without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld.

     Section 24. Indemnification of Custodian.

     Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

     The Purchaser agrees to reimburse, indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (i) relate to or arise out of any action taken or not taken by the Company hereunder or (ii) were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.

     The Company agrees to reimburse, indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by the Company hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.

     Section 25. Reliance of Custodian.

     In the absence of bad faith, negligence or willful misconduct on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-14
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms on its face to the requirements of this Agreement.

          Section 26.    Transmission of Custodial Files.

          Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of mortgage files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Company or the Purchaser, as applicable, to the Custodian prior to any shipment of any mortgage files and loan documents hereunder. The cost of such services shall be borne by the Purchaser or, at the Custodian's option, shall be borne by the Custodian and reimbursed by the Purchaser. Without limiting the generality of the provisions of Section 24 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Company and the Purchaser, arising out of actions of the Custodian consistent with instructions of the Company or the Purchaser, as applicable.

          Section 27.    Authorized Representatives.

          Each individual designated as an authorized representative of the Company, the Custodian or the Purchaser (each, an "Authorized Representative") is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Company, the Custodian or the Purchaser, as the case may be, and the specimen signature for each such Authorized Representative of the Company, the Custodian and Purchaser initially authorized hereunder is set forth on Exhibits 4, 5 and 6 hereof, respectively. From time to time, the Company, the Custodian and the Purchaser may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section 27, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of superseding exhibit.

          Section 28.    Amendments: Entire Agreement.

          No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions.

          Section 29.    Reproduction of Documents.

          This Agreement and all documents relating thereto except with respect to any Custodial File, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-15
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

          Section 30.    No Assignment or Delegation by Custodian

          The Custodian shall not assign, transfer, pledge, or grant a security interest in, any of its rights, benefits or privileges hereunder nor delegate or appoint any other Person, except an affiliate of the Custodian or another national bank or a depository institution subject to supervision by federal or state authority and shall have a long-term debt rating of at least single A from Standard and Poor's Ratings Group or Moody's Investors Services, Inc., whose appointment shall not relieve the Custodian of its obligations hereunder, to perform or carry out any of its duties, responsibilities or obligations under this Agreement, without the prior written consent of the Purchaser, and any act or instrument purporting to effect any such assignment, transfer, pledge, grant delegation or appointment without such consent shall be void.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT M
                                                                       PAGE R-16
                                                                  AUGUST 1, 1995
                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

          IN WITNESS WHEREOF, the Company, the Purchaser and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                        NOMURA ASSET CAPITAL CORPORATION, as

                                                     Purchaser

                                        By:
                                        Name:
                                        Title:

                                        ----------------------------, as Company

                                        By:
                                        Name:
                                        Title:

                                        LASALLE NATIONAL BANK, as Custodian

                                        By:
                                        Name:
                                        Title:

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-17
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                                   EXHIBIT 1

                        CONTENTS OF EACH CUSTODIAL FILE

                With respect to each Mortgage Loan, the Custodial File shall include each of the following items unless otherwise agreed to in writing by the Purchaser:

        1. The original Mortgage Note, together with any riders thereto, bearing all intervening endorsements, endorsed "Pay to the order of [____________], without recourse" and signed in the name of the Company by an authorized officer.

        2. The original Assignment of Mortgage for each Mortgage Loan [in blank].

        3. The original of any guarantee executed in connection with the Mortgage Note.

        4. The original Mortgage, together with any riders thereto, with evidence of recording thereon. If in connection with any Mortgage Loan, the Company has not caused the original recorded Mortgage to be delivered to the Custodian because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Custodial File shall consist of a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of either the Company or the title insurer insuring the Mortgage stating that such Mortgage has been delivered to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

        5. The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any, or if such agreement has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded agreement, the Custodial File shall include a photocopy of such agreement, together with (i) in the case delay caused by the public recording office, an Officer's Certificate of either the Company or the title insurer insuring the Mortgage stating that such agreement has been delivered to the appropriate public recording office for recordation and that such original recorded agreement or a copy of such agreement certified by the appropriate public recording office to a true and complete copy of the original recorded agreement will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an agreement where a public recording office retains the original recorded agreement or in the case where an agreement is lost after recordation in a public recording office, a copy of such agreement with recording

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-18
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                information thereon certified by such public recording office to be a true and complete copy of the original recorded agreement.

        6. The originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Custodial File shall include a photocopy of such intervening assignment, together with (i) in the case delay caused by the public recording office, an Officer's Certificate of either the Company or the title insurer insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

        7. The original or a certified copy of the mortgagee title insurance policy or preliminary title insurance policy.

        8. The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

        9. The original power of attorney, if applicable, with evidence of recording thereon or if such power of attorney has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded power of attorney, the Custodial File shall include a photocopy of such power of attorney, together with (i) in the case delay caused by the public recording office, an Officer's Certificate of either the Company or the title insurer insuring the Mortgage stating that such power of attorney has been delivered to the appropriate public recording office for recordation and that such original recorded power of attorney or a copy of such power of attorney certified by the appropriate public recording office to a true and complete copy of the original recorded power of attorney will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a power of attorney where a public recording office retains the original recorded power of attorney or in the case where a power of attorney is lost after recordation in a public recording office, a copy of such power of attorney with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded power of attorney.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-19
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                                   EXHIBIT 2

                                 CERTIFICATION

                                                                          [Date]
Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York 10281-1198
Attn:

        RE: CUSTODIAL AGREEMENT, DATED AS OF ______ 1, 1995, AMONG NOMURA ASSET CAPITAL CORPORATION AS THE PURCHASER, LA SALLE NATIONAL BANK AS THE CUSTODIAN, AND
                ____________________________ AS THE COMPANY.

Ladies and Gentlemen:

        In accordance with the provisions of Section 3 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that, except as specifically noted on the schedule attached hereto, as to each Mortgage Loan, (i) all documents required to be included in the Custodial File are in its possession; provided, however, that this certification is not required to be made with respect to items 3 and 5 of Exhibit 1, (ii) such documents have been reviewed by the Custodian and appear regular, complete, and not patently inconsistent on their face and relate to the Mortgage Loan, (ii) such documents purporting to be original documents appear on their face to be original documents, and (iii) such documents purporting to be certified photocopies or conformed copies appear on their face to be true copies of the related originals. [If a bulk purchase add: In addition, based upon the Custodian's examination of the documents in the Custodial Files, the Custodian hereby certifies that the information set forth on the Mortgage Loan Schedule accurately reflects the terms of such documents.]


                                        LASALLE NATIONAL BANK, Custodian


                                        By:
                                        Name:
                                        Title:

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-20
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                                   EXHIBIT 3

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

LASALLE NATIONAL BANK
135 South LaSalle Street, Suite 200
Chicago, Illinois 60603
Attn:

        RE: CUSTODIAL AGREEMENT, DATED AS OF __________ 1, 1995, AMONG NOMURA ASSET CAPITAL CORPORATION AS THE PURCHASER, LASALLE NATIONAL BANK AS THE CUSTODIAN, AND
                __________________________ AS THE COMPANY.

        In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Purchaser, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name Address & Zip Code:
------------------------------------


Mortgage Loan Number:
---------------------


Reason for Requesting Documents (check one)
-------------------------------

__1. Mortgage Loan Paid in Full. (The Company hereby certifies that all amounts received in connection therewith have been credited to the Custodial Account as provided in the Servicing Agreement.)

__2. Mortgage Loan Repurchase Pursuant to Section ___ of the Servicing Agreement. (The Company hereby certifies that the repurchase price has been credited to the Custodial Account as provided in the Servicing Agreement.)

__3. Mortgage Loan Liquidated By__________________ (The Company hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Custodial Account pursuant to the Servicing Agreement.)

__4.    Mortgage Loan in Foreclosure

__5.    Other (explain)

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-21
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

     If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

     If box 4 or 5 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                                          [COMPANY]
                                        By:
                                        Name:
                                        Title:
                                        Date:

     Acknowledgment of Documents returned to the Custodian (Items 4 and 5):


                                        LASALLE NATIONAL BANK

                                        By:
                                        Name:
                                        Title:
                                        Date:

     Acknowledgment of release of documents to the Company (only required if Custodial Files or documents relating to more than 10 percent (10%) of the Mortgage Loans, by aggregate outstanding principal balance, have withdrawn for foreclosure or servicing):


                                        NOMURA ASSET CAPITAL CORPORATION

                                        By:
                                        Name:
                                        Title:
                                        Date:

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-22
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                                   EXHIBIT 4

                     AUTHORIZED REPRESENTATIVES OF COMPANY
                                   [COMPANY]

NAME                                    SPECIMEN SIGNATURE
----                                    ------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-23
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                                   EXHIBIT 5

                    AUTHORIZED REPRESENTATIVES OF CUSTODIAN
                             LASALLE NATIONAL BANK


NAME                                    SPECIMEN SIGNATURE
----                                    ------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-24
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                                   EXHIBIT 5

                    AUTHORIZED REPRESENTATIVES OF PURCHASER
                        NOMURA ASSET CAPITAL CORPORATION


NAME                                    SPECIMEN SIGNATURE
----                                    ------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-25
                                                                  AUGUST 1, 1995


                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------


                                   EXHIBIT 7

                  FORM OF OPINION OF COUNSEL TO THE CUSTODIAN



                                     (Date)


[COMPANY]


Nomura Asset Capital Corporation
Two World Financial Center
Building B
New York, New York 10281

Ladies and Gentlemen:

          We have acted as counsel to LaSalle National Bank (the "Custodian") in connection with the execution and delivery of that certain Custodial Agreement, dated as of ____ 1, 1995 (the "Agreement"), among __________________ (the "Company"), Nomura Asset Capital Corporation (the "Purchaser") and the Custodian with respect to certain residential mortgage loans.

          We have reviewed the Agreement and such other matters as we have deemed appropriate in order to deliver the opinions contained herein.

          In rendering the opinions expressed below, we have assumed, without any independent investigation or verification of any kind, that each of you and the Company is duly organized, validly existing and in good standing under the laws of the respective jurisdiction of incorporation and has full power and authority to execute, deliver and perform the Agreement, and that the execution, delivery and performance of the Agreement by each of the Purchaser and the Company has been duly authorized by all requisite corporate action on the part of each of the Purchaser and the Company and has been duly executed and delivered by each of the Purchaser and the Company.

          Based upon the foregoing, it is our opinion that:

          1. The Custodian is a corporation, duly organized, validly existing and in good standing under the laws of the State of _____________ with full right, power and authority to enter into, execute and deliver the Agreement. The Custodian is eligible to act as custodian under the terms of the Agreement.

          2. The Agreement has been duly authorized, executed and delivered by the Custodian and constitutes the legal, valid and binding agreement of and is enforceable against the Custodian in accordance with its terms, subject to bankruptcy laws and other

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-26
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

               similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

          We are members of the Bar of the State of __________. We do not express herein any opinion as to matters governed by any law other than the law of the State of _________, the laws of the State of __________ applicable to Delaware corporations and the federal law of the United States of America.

          This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon, except that the purchaser or purchasers to which the Purchaser initially and directly resells the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

                                        Very truly yours,

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-27
                                                                  AUGUST 1, 1995

                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------

                                   EXHIBIT 8

                                 TRUST RECEIPT

[To be addressed to the Purchaser]

Re: Custodial Agreement, dated as of _____ 1, 1995, among Nomura Asset Capital Corporation as the Purchaser, __________________________ as the Company and LaSalle National Bank as the Custodian

Ladies and Gentlemen:

          In accordance with the provisions of Section 3 of the above-referenced Custodial Agreement, the undersigned, as the custodian, hereby certifies that as to each Mortgage Loan in the attached Trust Receipt Schedule, except as noted therein, (i) [ if a bulk purchase add: based on its examination of the documents in the Custodial File, the information set forth on the Mortgage Loan Schedule accurately reflects the terms of the documents held in the Custodial File,]
(ii) all documents required to be included in the Custodial File are in its possession; provided, however, that this certification is not required to be made with respect to items 3 and 5 of Exhibit 1 to the Custodial Agreement,
(iii) such documents have been reviewed by the Custodian and appear regular, complete, and not patently inconsistent on their face and relate to the Mortgage Loan, (iv) such documents purporting to be original documents appear on their face to be original documents, and (v) such documents purporting to be certified photocopies or conformed copies appear on their face to be true copies of the related originals. The Custodian makes no representations as to
(i) the validity, legality, enforceability, sufficiency, due authorization, adequacy, recordability, title or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          The Custodian hereby confirms that it is holding each such Mortgage Note and Assignment of Mortgage as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole discretion, of the addressee above pursuant to the terms and conditions of the Custodial Agreement.

          This Trust Receipt is not divisible or negotiable. However, you or an affiliate may transfer this Trust Receipt by special endorsement to no more than one other party as collateral for a loan or pursuant to a repurchase transaction. Any party that takes this Trust Receipt from you or your affiliate by special endorsement may only transfer it by a second endorsement in your or your affiliate's favor.

          If this Trust Receipt has been endorsed as provided above and is held by other than you or one or your affiliates, we will accept and act on instructions from the endorsee only if the Certification of Default set forth below is executed and delivered to the Custodian.

--------------------------------------------------------------------------------
NOMURA ASSET CAPITAL CORPORATION                                       EXHIBIT R
                                                                       PAGE R-28
                                                                  AUGUST 1, 1995


                          FORM OF CUSTODIAL AGREEMENT
--------------------------------------------------------------------------------


          Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.


                                        LASALLE NATIONAL BANK, Custodian


                                        By:
                                        Name:
                                        Title: ________________________________



                            CERTIFICATION OF DEFAULT

          You are hereby notified that _____________________ is in default under a loan agreement or repurchase agreement with the undersigned and the undersigned is entitled to receive the Mortgage Loans subject to this Trust Receipt.


                                        [COMPANY]


                                        By:
                                        Name:
                                        Title:


Receipt Acknowledged:

LASALLE NATIONAL BANK, Custodian

By:
Name:
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                                   EXHIBIT 9

                              SERVICING AGREEMENT